UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 _______________________

FORM 8-K
_______________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 27, 2020

THE INTERPUBLIC GROUP OF COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-6686	13-1024020
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
909 Third Avenue, New York, New York 10022
(Address of principal executive offices) (Zip Code)
(212) 704-1200
(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	IPG	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
(a) The annual meeting of stockholders of The Interpublic Group of Companies, Inc. was held on May 21, 2020.
(b) The following matters were voted upon with the final results indicated below.

1.	The nominees listed below were elected directors until the next annual meeting of shareholders with the respective votes set forth opposite their names:

				BROKER
NOMINEE	FOR	AGAINST	ABSTAIN	NON-VOTES

Jocelyn Carter-Miller	323,393,452	7,791,838	353,144	16,370,476
Mary J. Steele Guilfoile	321,480,722	9,777,292	280,420	16,370,476
Dawn Hudson	330,325,998	862,076	350,360	16,370,476
Jonathan F. Miller	327,784,024	3,392,355	362,055	16,370,476
Patrick Q. Moore	328,013,992	3,152,535	371,907	16,370,476
Michael I. Roth	311,767,972	19,461,473	308,989	16,370,476
Linda S. Sanford	330,158,373	1,026,845	353,216	16,370,476
David M. Thomas	322,069,660	9,188,886	279,888	16,370,476
E. Lee Wyatt Jr.	330,284,595	866,755	387,084	16,370,476

2.	A proposal to approve confirmation of the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for fiscal year 2020 was approved with the votes set forth below:

For	335,037,496
Against	12,596,222
Abstain	275,192

There were no broker non-votes.

3.	An advisory ballot question on named executive officer compensation was approved with the votes set forth below:

For	301,897,087
Against	28,855,540
Abstain	785,807
Broker non-votes	16,370,476

4.	A stockholder proposal regarding special stockholder meetings was defeated with the votes set forth below:

For	122,505,337
Against	208,528,549
Abstain	504,548
Broker non-votes	16,370,476

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE INTERPUBLIC GROUP OF COMPANIES, INC.
Date: May 27, 2020	By: /s/ Andrew Bonzani
Name: Andrew Bonzani Title: Executive Vice President, General Counsel and Secretary